UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 19, 2008
EMULEX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-31353	51-0300558

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
3333 Susan Street
Costa Mesa, California 92626
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (714) 662-5600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 5.02. Departure of Directors or Certain Officers, Election of Directors, Appointment of Certain Officers, Compensatory Arrangements of Certain Officers
Item 8.01. Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX

Item 1.01. Entry into a Material Definitive Agreement
Amendment of 2005 Equity Incentive Plan
     At the November 19, 2008 annual meeting of stockholders of Emulex Corporation (the “Company”), the Company’s stockholders ratified and approved certain amendments to the Company’s 2005 Equity Incentive Plan (the “2005 Plan”) to modify and clarify certain aspects of the 2005 Plan including amendments which (i) permit the issuance of awards to non-employee consultants who provide services for or on behalf of the Company, (ii) clarify that awards of restricted stock units may be granted under the 2005 Plan, and (iii) increase the maximum term of awards permitted under the 2005 Plan from six to ten years.
     The following information regarding the 2005 Plan is qualified in its entirety by reference to the actual terms of the 2005 Plan, as amended, which is filed as Exhibit 10.1 hereto and incorporated by reference. For additional information about the terms of the 2005 Plan, refer to the description of the 2005 Plan contained on pages 25-34 of the Company’s proxy statement on Schedule 14A for its 2008 annual meeting of stockholders, as filed with the Securities and Exchange Commission on October 14, 2008.
     Under the 2005 Plan, as amended, employees and consultants of the Company and its subsidiaries who are selected by the Board of Directors or any committee designated by the Board to act as administrator of the 2005 Plan (the “Committee”) are eligible to participate in the 2005 Plan. Under the 2005 Plan, the Company may grant stock options, stock awards (free of any vesting restrictions), restricted stock awards (subject to vesting restrictions), restricted stock units, performance awards (entitling the recipient to acquire shares of common stock or to vest in shares of common stock upon the attainment of specified performance goals), and stock appreciation rights.
     The total number of shares of Company common stock that may be issued pursuant to awards granted under the 2005 Plan includes 9,184,905 shares subject to outstanding options granted under the Company’s 2004 Employee Stock Incentive Plan, the Company’s Employee Stock Option Plan, the Aarohi Communications, Inc. 2001 Option Plan and the Sierra Logic, Inc. 2001 Stock Option Plan that may expire, are forfeited, cancelled or terminated for any reason without having been exercised in full after September 22, 2008. The maximum number of shares that could possibly be issued under the 2005 Plan, as amended, is 19,744,008; provided, however, that if the Exchange Program approved by the stockholders at the 2008 annual meeting of stockholders (see Item 8.01 of this Form 8-k) results in less than 2,000,000 shares becoming available for awards under the 2005 Plan, then number of shares available for issuance under the 2005 Plan will be increased so that the total number of shares becoming available for awards under the plan after the Exchange Program is increased by an aggregate of 2,000,000 shares. No awards may be granted under the 2005 Plan after October 23, 2015, except that any award granted before then may extend beyond that date.
Amendment of Employee Stock Purchase Plan
     At the November 19, 2008 annual meeting of stockholders of the Company, the stockholders approved amendments to the Company’s Employee Stock Purchase Plan (the “ESPP”) which (i) increased the number of shares available under the ESPP by 1,500,000 shares to 3,450,000 shares of common stock, and (ii) extended the termination date of the ESPP from October 23, 2010 to October 23, 2015.
     The following information regarding the ESPP is qualified in its entirety by reference to the actual terms of the ESPP, as amended, which is filed as Exhibit 10.2 hereto and incorporated by reference. For additional information about the ESPP, refer to the description of the ESPP contained on pages 34-37 of the Company’s proxy statement on Schedule 14A for its 2008 annual meeting of stockholders, as filed with the Securities and Exchange Commission on October 14, 2008.
     Under the ESPP, employees of the Company who elect to participate have the right to purchase common stock at a 15% discount from the lower of the market value of the common stock at the beginning or the end of each six month offering period. Employees purchase common stock using payroll deductions, which may not exceed 10% of their eligible compensation (the amount may be increased from time to time by the Company but may not exceed 15% of eligible compensation). No employee may purchase more than $25,000 worth of common stock (calculated at the time the purchase right is granted) or 2,000 shares in any calendar year (1,000 in any six month period). The Compensation Committee of the Board of Directors administers the ESPP. After giving effect to the amendments to the ESPP approved at the annual meeting, the Company has reserved a total of 3,450,000 shares of common stock for issuance under the ESPP of which 1,965,398 remained available for issuance as of September 22, 2008. The ESPP expires on October 23, 2015.
Item 5.02. Departure of Directors or Certain Officers, Election of Directors, Appointment of Certain Officers, Compensatory Arrangements of Certain Officers.
     (e) See Item 1.01 above for disclosure relating to amendments to the Company’s 2005 Equity Incentive Plan and Employee Stock Purchase Plan in which the Company’s executive officers are eligible to participate.
Item 8.01. Other Events.
     Annual Meeting Results
The Company held its annual meeting of stockholders on November 19, 2008. At the meeting, the stockholders:
•	re-elected all eight of the Company’s current directors;

•	Ratified and approved a proposal to authorize the exchange of certain outstanding employee stock options for a smaller number of restricted stock units (the “Exchange Program”) which included an amendment to the 2005 Plan to provide that, in the event participation in the Exchange Program does not result in at least 2,000,000 shares becoming available under the 2005 Plan, the number of shares of common stock reserved for issuance under the 2005 Plan would be increased so that the net shares becoming available under the Plan equals 2,000,000;

•	ratified and approved the amendment and restatement of the Company’s 2005 Equity

Incentive Plan;

•	ratified and approved the amendment and restatement of the Company’s Employee Stock Purchase Plan; and

•	ratified the appointment of KPMG LLP as the Company's independent registered public accounting firm for fiscal 2009.
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits

Exhibit Number	Exhibit Title or Description

10.1	Emulex Corporation 2005 Equity Incentive Plan, as amended (incorporated by reference to Appendix A to Emulex Corporation’s proxy statement on Schedule 14A for the 2008 annual meeting of its stockholders filed with the Securities and Exchange Commission on October 14, 2008)

10.2	Emulex Corporation Employee Stock Purchase Plan, as amended (incorporated by reference to Appendix B to Emulex Corporation’s proxy statement on Schedule 14A for the 2008 annual meeting of its stockholders filed with the Securities and Exchange Commission on October 14, 2008)

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMULEX CORPORATION (Registrant)
Date: November 24, 2008	By:	/s/ Michael J. Rockenbach
Michael J. Rockenbach,
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description

10.1	Emulex Corporation 2005 Equity Incentive Plan, as amended (incorporated by reference to Appendix A to Emulex Corporation’s proxy statement on Schedule 14A for the 2008 annual meeting of its stockholders filed with the Securities and Exchange Commission on October 14, 2008)

10.2	Emulex Corporation Employee Stock Purchase Plan, as amended (incorporated by reference to Appendix B to Emulex Corporation’s proxy statement on Schedule 14A for the 2008 annual meeting of its stockholders filed with the Securities and Exchange Commission on October 14, 2008)